Exhibit 10.12

(English Translation)

Sales Contract

Buyer:

Contract Number:

Telephone:                                                           Fax:

Seller:  SHENZHEN TMK POWER INDUSTRIES LTD

Telephone:  0755-28109908                                Fax : 0755-28109420

1.	The undersigned Seller and Buyer have agreed to close the following transactions according to the terms and conditions set forth as below:

Code	Product Name	Specifications	Unit	Quantity	Unit Price	Amount
					(including tax)	(RMB)

Total Amount

2.	Quality requirement and technology standard: pass international IEC standard, high temperature durable and 800mA discharge for more than 60 minutes, and internal resistance less than 25mΩ.

3.	Arrival time and destination: arrive the destination xxx on xx/xx/20xx.

4.	Transportation carrier and delivery cost: transportation cost covered by seller.

5.	Packing Standard: seller is fully responsible for standard carton packing without damage to the battery.

6.	Settlement and terms: buyer should pay seller within one month after receipt of goods and VAT invoice (with battery inspection report).

7.

Other agreed matters: dispute arising from product quality and quantity must be notified to seller in writing within 10 days after receipt of goods. After verification, seller is responsible for replacement, return, and other related costs

8.

Breach of contract: both seller and buyer shall fully and strictly follow the contract. if a Party ("breaching Party”) fails to perform any of its material obligations under this contact or otherwise is in material breach of this contract, then the other Party (“aggrieved Party”) may claim reimbursement at 20% of the total contract price.

9.

Disputation: all disputes arising from the execution of this agreement shall be settled through friendly consultations. In case no settlement can be reached, the case in dispute shall then be submitted to the court the seller's premises. The decision made by this court shall be regarded as final and binding upon both parties. Arbitration fees shall be borne by the losing party, unless otherwise awarded.

10.	Miscellaneous provisions: anything not covered by this contract shall be settled through consultation by both sides. Supplementary agreement and fax signed by the parties have the same legal right.

11.

This contract has two official copies with the identical legal effect (both buyer and seller, each carrying one copy). This contract shall be effective since signed and sealed by both parties. This facsimile is valid too.

Buyer:	Seller: SHENZHEN TMK POWER INDUSTRIES LTD

Signature:	Signature:

Date:	Date: